Cost Reduction Actions	12 Months Ended
Dec. 31, 2015
Cost Reduction Actions

3. Cost reduction actions

In 2015, in connection with organizational initiatives to create a more competitive cost structure and rebalance the company’s global skill set, the company initiated a plan to incur pretax restructuring charges currently estimated at approximately $300 million through 2017.

During 2015, the company recognized pretax charges of $118.5 million in connection with this plan, principally related to a reduction in employees. The charges related to work-force reductions were $78.8 million and were comprised of: (a) a charge of $27.9 million for 700 employees in the U.S. and (b) a charge of $50.9 million for 782 employees outside the U.S. In addition, the company recorded pretax charges of $39.7 million, related to asset impairments ($20.2 million) and other expenses related to the cost reduction effort ($19.5 million).

The pretax charges were recorded in the following statement of income classifications: cost of revenue – services, $52.3 million; cost of revenue – technology, $.3 million; selling, general and administrative expenses, $53.5 million; and research and development expenses, $12.4 million.

A further breakdown of the individual components of these costs follows (in millions of dollars):

			Work-Force	Reductions
(in millions of dollars)	Headcount	Total	U.S.	Int’l.
Charges for cost reductions	1,482	$78.8	$27.9	$50.9
Utilized	(1,227)	(45.3)	(23.7)	(21.6)
Translation adjustments		(.5)		(.5)
Balance at December 31, 2015	255	$33.0	$4.2	$28.8
Expected future utilization:
2016	255	$33.0	$4.2	$28.8
Beyond 2016		–	–	–